UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2024

First Financial Bankshares, Inc.

(Exact name of registrant as specified in its Charter)

Texas	0-07674	75-0944023
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Sally Pope Davis to the Board of Directors

On May 20, 2024, the Board appointed Sally Pope Davis to the Board of the Company and was also appointed to the Board of First Financial Bank, N.A., a wholly owned subsidiary of the Company.

Ms. Davis retired from Goldman Sachs in April 2024 after a 34-year career at the firm. At Goldman Sachs Asset Management, Ms. Davis co-led one of the industry's largest U.S. small cap value funds with specific responsibilities and expertise in investments across the financial sector, including banks, thrifts, insurance companies, mortgage, capital markets and specialty finance. Ms. Davis is also an experienced and in-demand public speaker, which includes giving presentations to boards of directors, senior management and leadership, risk management and investment groups.

Ms. Davis will be compensated for her service on the Board pursuant to the existing non-employee director compensation programs. These compensation programs are described in detail in the Company's proxy statement dated March 14, 2024 and filed with the U.S. Securities and Exchange Commission on such date. There are no arrangements or understandings between Ms. Davis and any other person pursuant to which Ms. Davis was appointed to the Board. There are no transactions in which Ms. Davis has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 7.01 REGULATION FD DISCLSOURE.

On May 20, 2024, the Company issued a press release announcing the appointment of Sally Pope Davis to the Company’s Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release dated May 20, 2024

104 Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: May 24, 2024	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
Chairman, President and Chief Executive Officer